UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 11, 2006

Date of Report (Date of earliest event reported)

KONA GRILL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51491	20-0216690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7150 E. Camelback Road, Suite 220
Scottsdale, Arizona 85251

(Address of principal executive offices) (Zip Code)

(480) 922-8100

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

KONA GRILL, INC.

FORM 8-K

CURRENT REPORT

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 11, 2006, the Board of Directors of Kona Grill, Inc. elected Kent D. Carlson to serve as an independent director of the company to fill an existing vacancy in Class III, expiring at the annual meeting of stockholders in 2008. Mr. Carlson also was selected to serve on our Audit Committee.

There was no arrangement or understanding pursuant to which Mr. Carlson was elected as a director, and there are no related party transactions between us and Mr. Carlson. A copy of the press release announcing Mr. Carlson’s election is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

99.1	Press release from Kona Grill, Inc. dated August 11, 2006 entitled, “Kona Grill, Inc. Announces Appointment of Kent D. Carlson to its Board of Directors”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2006	KONA GRILL, INC.

	By:	/s/ Mark S. Robinow
Mark S. Robinow
Executive Vice President, Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release from Kona Grill, Inc. dated August 11, 2006 entitled, “Kona Grill, Inc. Announces Appointment of Kent D. Carlson to its Board of Directors”